Exhibit 99.1

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION IN WHOLE OR IN PART IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF THAT JURISDICTION.

THIS ANNOUNCEMENT CONTAINS INSIDE INFORMATION.

THIS ANNOUNCEMENT IS NOT AN ANNOUNCEMENT OF A FIRM INTENTION TO MAKE AN OFFER UNDER RULE 2.5 OF THE IRISH TAKEOVER PANEL ACT, 1997, TAKEOVER RULES 2013 (“IRISH TAKEOVER RULES”) AND THERE CAN BE NO CERTAINTY THAT AN OFFER WILL BE MADE.

FOR IMMEDIATE RELEASE

6 March 2018

International Paper Company

Statement regarding possible offer for Smurfit Kappa Group plc

Further to the announcement by Smurfit Kappa Group plc (“Smurfit Kappa”), International Paper Company (“International Paper”) confirms that it has submitted a proposal to acquire the entire issued and to be issued share capital of Smurfit Kappa (the “Proposal”). Under the terms of the Proposal, Smurfit Kappa shareholders would be entitled to receive €22.00 in cash and 0.3028 new International Paper shares of common stock for each Smurfit Kappa ordinary share held by them.

Based on International Paper’s closing share price of $58.94 as at 5 March 2018 and a €:$ exchange rate of €1:$1.2343, the Proposal values each Smurfit Kappa ordinary share at €36.46. This represents a premium of approximately:

•	27.4 per cent. to Smurfit Kappa’s closing share price of €28.62 on 5 March 2018 (being the last business day prior to the release of the announcement);

•	28.4 per cent. to Smurfit Kappa’s volume weighted average share price of €28.41 since its Full Year Results on 7 February 2018;

•	30.2 per cent. to Smurfit Kappa’s closing share price of €28.00 on 13 February 2018 (being the last business day prior to International Paper’s initial approach to Smurfit Kappa); and

•	22.5 per cent. to Smurfit Kappa’s all-time high share price of €29.76 on 20 February 2018.

In aggregate, the Proposal values Smurfit Kappa’s current issued share capital at approximately €8.6 billion and would provide Smurfit Kappa shareholders with a shareholding of approximately 15 per cent. in International Paper post-completion (calculated by reference to the number of International Paper shares of common stock in issue as at 5 March 2018).

International Paper notes the comments that Smurfit Kappa believes the Proposal is highly opportunistic. Given that Smurfit Kappa announced record EBITDA on 7 February 2018 and recorded an all-time high share price of €29.76 on 20 February 2018, International Paper does not agree with this characterisation. Indeed, by submitting the Proposal after the release of Smurfit Kappa’s Full Year Results and the Medium term Outlook (“MTO”), International Paper was able to take account of this information (and the market’s reaction to it) when making its approach. Moreover, International Paper believes that the Proposal provides Smurfit Kappa shareholders with the opportunity to crystalise value for their holdings in the near term (via the Proposal’s cash component) and also retain ongoing upside in the value creation of the transaction (via the Proposal’s share component).

International Paper believes that the transaction, if consummated, would be an excellent strategic fit that creates long-term value for both Smurfit Kappa and International Paper. The enlarged group would constitute a premier global packaging company that would be able to serve both local and global customers more effectively. The transaction would also create an opportunity to realise meaningful synergies through enhanced efficiencies.

International Paper takes a disciplined approach to acquisitions with clearly defined strategic and financial criteria. Any offer would have to meet our objectives of earnings per share accretion, free cash flow generation and a return on invested capital exceeding International Paper’s weighted average cost of capital, while enabling International Paper to remain committed to a strong balance sheet over the long term.

Chronology

On 14 February 2018, International Paper approached Smurfit Kappa and requested a meeting so that International Paper could put forward a specific proposal to Smurfit Kappa. Following further communication, initiated by International Paper, a meeting was arranged on 23 February 2018. At the meeting, on 23 February 2018, International Paper delivered the Proposal and provided a written letter to be delivered to the Smurfit Kappa board of directors (the “Smurfit Kappa Board”).

Last night the Proposal was rejected by the Smurfit Kappa Board. International Paper is disappointed that this was made public this morning, prior to further engagement between the parties to discuss the value creation potential of the transaction. Nonetheless, International Paper remains ready to engage with Smurfit Kappa’s Board and shareholders to discuss both the merits of its Proposal and the reasons why International Paper believes it provides the best near and long term value for Smurfit Kappa shareholders.

Reservations

International Paper reserves the right to:

•	introduce other forms of consideration and/or, subject to the consent of the Irish Takeover Panel, to vary the composition of the consideration referred to above;

•	implement the transaction through or together with a subsidiary of International Paper or a company which will become a subsidiary of International Paper;

•	announce an offer (including a cash offer and/or a share offer) for Smurfit Kappa on less favourable terms than those set out in the Proposal:

o	with the agreement or recommendation of the Smurfit Kappa Board;

o	if a third party announces an offer or firm intention to make an offer for Smurfit Kappa on less favourable terms; or

o	following the announcement by Smurfit Kappa of a whitewash transaction pursuant to the Irish Takeover Rules on less favourable terms; and/or

•	in the event that any dividend or other distribution is announced, declared, made or paid by Smurfit Kappa, reduce the cash and/or share component of its offer by the gross amount of such dividend or other distribution.

This announcement does not amount to a firm intention to make an offer for Smurfit Kappa under Rule 2.5 of the Irish Takeover Rules and, accordingly, there can be no certainty that any offer will be forthcoming. The Proposal was made on an indicative and non-binding basis.

A further announcement will be made as and when appropriate.

Enquiries

International Paper Media
Tom Ryan	+1 901 419 4333

Investor Relations
Guillermo Gutierrez	+1 901 419 1731
Michele Vargas	+1 901 419 7287

Deutsche Bank (Financial Adviser and Corporate Broker to International Paper)	+44 (0)20 7545 8000
Richard Sheppard Chris Raff Charles Wilkinson (Corporate Broking)

Rule 2.10 disclosure

In accordance with Rule 2.10 of the Irish Takeover Rules, International Paper announces that, as of the close of business on 5 March, 2018, it had 414,093,598 shares of common stock of par value $1.00 each in issue (“Common Stock”). The International Securities Identification Number for the Common Stock is US4601461035.

International Paper confirms that, as of the close of business on 5 March, 2018, it had 6,181,285 contingent awards of common stock outstanding through its Performance Share Plan which, upon vesting, would entitle holders to receive up to a maximum of 6,181,285 units of Common Stock, assuming satisfaction of the applicable performance criteria at maximum performance. International Paper further confirms that, as of the close of business on 5 March, 2018, it had 173,704 awards of common stock outstanding through its Restricted Stock Award program which, upon vesting, entitle holders to receive up to a maximum of 173,704 units of Common Stock.

The Directors of International Paper accept responsibility for the information contained in this announcement. To the best of their knowledge and belief (having taken all reasonable care to ensure that such is the case), the information contained in this announcement for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

A person interested in (as defined in the Irish Takeover Rules) 1% or more of any class of relevant securities of Smurfit Kappa or International Paper may have disclosure obligations under Rule 8.3 of the Irish Takeover Rules, effective from the date of this announcement. Such disclosures should be publicly disclosed by no later than 3.30pm (Irish/UK time) in respect of the relevant securities of Smurfit Kappa and 3.30pm (New York time) in respect of the relevant securities of International Paper on the business day following the date of the relevant transaction. The requirement will continue until the offer period ends. If two or more persons co-operate on the basis of any agreement, either express or tacit, either oral or written, to acquire an interest in relevant securities of either Smurfit Kappa or International Paper, they will be deemed to be a single person for the purposes of Rule 8.3 of the Irish Takeover Rules. Under Rule 8.1 of the Irish Takeover Rules, all dealings in relevant securities of Smurfit Kappa by International Paper, or relevant securities of International Paper by Smurfit Kappa, or by any party acting in concert with either of them must also be disclosed by no later than 12 noon (Irish/UK time) in respect of the relevant securities of Smurfit Kappa and 12 noon (New York time) in respect of the relevant securities of International Paper on the business day following the date of the relevant transaction. Interests in securities arise, in summary, when a person has a long economic exposure, whether conditional or absolute, to changes in the price of securities. In particular, a person will be treated as having an interest by virtue of the ownership or control of securities, or by virtue off any option in respect of, or derivative referenced to, securities. Terms used in this paragraph should be read in light of the meanings given to those terms in the Irish Takeover Rules. If you are in any doubt as to whether or not you are required to disclose dealings under Rule 8, please consult with the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie or contact the Irish Takeover Panel by telephone on +353 1 678 9020.

This announcement is not intended to, and does not, constitute or form part of any offer, invitation or the solicitation of an offer to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of, any securities whether pursuant to this announcement or otherwise.

The distribution of this announcement in jurisdictions outside Ireland may be restricted by law and therefore persons into whose possession this announcement comes should inform themselves about, and observe, such restrictions. Any failure to comply with the restrictions may constitute a violation of the securities law of any such jurisdiction.

Deutsche Bank AG is authorised under German Banking Law (competent authority: European Central Bank) and, in the United Kingdom, by the Prudential Regulation Authority. It is subject to supervision by the European Central Bank and by BaFin, Germany’s Federal Financial Supervisory Authority, and is subject to limited regulation in the United Kingdom by the Prudential Regulation Authority and the Financial Conduct Authority (“FCA”). Details about the extent of its authorisation and regulation by the Prudential Regulation Authority, and regulation by the FCA, are available on request or from www.db.com/en/content/eu_disclosures.htm. Deutsche Bank Securities Inc (“DBSI”) is acting as financial adviser and Deutsche Bank AG, acting through its London Branch (together with DBSI, “Deutsche Bank”), is acting as financial adviser and corporate broker to International Paper and no other person in connection with this Announcement or any of its contents. Deutsche Bank will not be responsible to any person other than International Paper for providing any of the protections afforded to clients of Deutsche Bank, nor for providing any advice in relation to the Acquisition or any other matter referred to herein. Neither Deutsche Bank nor any of its affiliates owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of Deutsche Bank in connection with this Announcement, any statement contained herein or otherwise.

No statement in this communication is intended to constitute a profit forecast for any period, nor should any statements be interpreted to mean that earnings or earnings per share will necessarily be greater or lesser than those for the relevant preceding financial periods for Smurfit Kappa or International Paper as appropriate. No statement in this communication constitutes an asset valuation. No statement in this communication constitutes an estimate of the anticipated financial effects of an acquisition of Smurfit Kappa, whether for Smurfit Kappa or International Paper.

Publication on a website

In accordance with Rule 19.9 of the Irish Takeover Rules, a copy of this announcement will be published on the International Paper website (www.internationalpaper.com) by no later than 12 noon on the business day following this announcement. The content of the website referred to in this announcement is not incorporated into and does not form part of this announcement.

Forward-looking Statements

Certain statements in this presentation may be considered forward-looking statements. Words such as “expects,” “anticipates” “estimates” and similar expressions identify forward-looking statements. The forward-looking statements include, but are not limited to, information regarding the ability of International Paper and Smurfit Kappa to complete the acquisition, the estimated and anticipated impact of the transaction on International Paper’s future results of operations, and estimated synergies. These statements reflect management’s current views and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these statements. Factors which could cause actual results to differ include but are not limited to: (i) the level of our indebtedness and changes in interest rates; (ii) industry conditions, including but not limited to changes in the cost or availability of raw materials, energy and transportation costs, competition we face, cyclicality and changes in consumer preferences, demand and pricing for our products; (iii) global economic conditions and political changes, including but not limited to the impairment of financial institutions, changes in currency exchange rates, credit ratings issued by recognized credit rating organizations, the amount of our future pension funding obligation, changes in tax laws and pension and health care costs; (iv) unanticipated expenditures related to the cost of compliance with existing and new environmental and other governmental regulations and to actual or potential litigation; (v) whether we experience a material disruption at one of our manufacturing facilities; (vi) risks inherent in conducting business through joint ventures; (vii) our ability to achieve the benefits we expect from strategic acquisitions, divestitures and restructurings and (viii) other factors that can be found in International Paper’s press releases and U.S. Securities and Exchange Commission (“SEC”) filings. These and other factors that could cause or contribute to actual results differing materially from such forward-looking statements are discussed in greater detail in the Company’s SEC filings. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

Important Additional Information

In connection with International Paper’s proposed acquisition of Smurfit Kappa by way of the proposed Scheme of Arrangement (the “Scheme”), the new International Paper shares to be issued to Smurfit Kappa shareholders under the terms of the Scheme has not been, and will not be, registered under the U.S. Securities Act of 1933 or under the securities laws of any state, district or other jurisdiction of the United States. It is expected that the new International Paper shares will be issued in reliance upon the exemption from the registration requirements of the U.S. Securities Act of 1933 provided by Section 3(a)(10) thereof.

In the event that the proposed Scheme does not qualify (or International Paper otherwise elects pursuant to its right to proceed with the transaction in a manner that does not qualify) for an exemption from the registration requirements of the U.S. Securities Act of 1933, International Paper would expect to register the offer and sale of the securities it would issue to Smurfit Kappa US shareholders and Smurfit Kappa shareholders by filing with the SEC a registration statement on Form S-4 (the “Registration Statement”), which would contain a prospectus (“Prospectus”), as well as other relevant materials (the “Tender Offer Documents”). No such materials have yet been filed. This communication is not a substitute for any Registration Statement or Prospectus that International Paper may file with the SEC.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE TENDER OFFER DOCUMENTS AND ALL OTHER RELEVANT DOCUMENTS THAT INTERNATIONAL PAPER OR SMURFIT KAPPA HAS FILED OR MAY FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION THAT INVESTORS AND SECURITY HOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING THE PROPOSED ACQUISITION.

The information contained in this document must not be published, released or distributed, directly or indirectly, in any jurisdiction where the publication, release or distribution of such information is restricted by laws or regulations. Therefore, persons in such jurisdictions into which these materials are published, released or distributed must inform themselves about and comply with such laws or regulations. International Paper does not accept any responsibility for any violation by any person of any such restrictions. The Tender Offer Documents and other documents referred to above, if filed or furnished by International Paper with the SEC, as applicable, will be available free of charge at the SEC’s website (www.sec.gov) or by writing to International Paper, 6400 Poplar Ave Memphis, TN 38197, United States.

END